Ex 99.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Manager and/or officer of Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "Company"), does hereby constitute and appoint Nancy Corry, Guy Nordahl, and Shelia McKinney, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of limited liability company interests of the Company (the "Interests") and in connection with the registration of the Company under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Company and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Company to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Interests or with respect to the Company and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of April 2, 2003.



/s/ Carla D. Hunter
---------------------------------
Carla D. Hunter, Manager

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Manager and/or officer of Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "Company"), does hereby constitute and appoint Nancy Corry, Guy Nordahl, and Shelia McKinney, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), the
Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of limited liability company interests of the Company (the "Interests") and in connection with the registration of the Company under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Company and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Company to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Interests or with respect to the Company and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of April 2, 2003.


/s/ Newton P.S. Merrill
---------------------------------
Newton P.S. Merrill, Manager

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Manager and/or officer of Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "Company"), does hereby constitute and appoint Nancy Corry, Guy Nordahl, and Shelia McKinney, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), the
Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of limited liability company interests of the Company (the "Interests") and in connection with the registration of the Company under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Company and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Company to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Interests or with respect to the Company and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of April 2, 2003.


/s/ Steven Pisarkiewicz
---------------------------------
Steven Pisarkiewicz, President

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Manager and/or officer of Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "Company"), does hereby constitute and appoint Nancy Corry, Guy Nordahl, and Shelia McKinney, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), the
Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of limited liability company interests of the Company (the "Interests") and in connection with the registration of the Company under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Company and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Company to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Interests or with respect to the Company and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of April 2, 2003.


 /s/ Frederic P. Sapirstein
---------------------------------
Frederic P. Sapirstein, Manager

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Manager and/or officer of Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "Company"), does hereby constitute and appoint Nancy Corry, Guy Nordahl, and Shelia McKinney, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), the
Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of limited liability company interests of the Company (the "Interests") and in connection with the registration of the Company under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Company and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Company to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Interests or with respect to the Company and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of April 2, 2003.


/s/ Arthur Williams III
---------------------------------
Arthur Williams III, Manager

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Manager and/or officer of Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "Company"), does hereby constitute and appoint Nancy Corry, Guy Nordahl, and Shelia McKinney, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), the
Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of limited liability company interests of the Company (the "Interests") and in connection with the registration of the Company under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Company and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Company to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Interests or with respect to the Company and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of April 2, 2003.


  /s/ Rodney S. Yanker
---------------------------------
Rodney S. Yanker, Manager